Name of Offeree:_____________________________	Subscription Documents No. _________

SUBSCRIPTION DOCUMENTS

INNOVA ROBOTICS & AUTOMATION, INC.

INSTRUCTIONS FOR COMPLETING DOCUMENTS

The attached documents will be used to complete your purchase of units (the “Units”) of securities (the “Securities”), each unit consisting of one share (1) shares of Innova Robotics & Automation, Inc.’s Series C Convertible Preferred Stock, par value $.001 per share (the “Shares”) and stock purchase warrants equal to the number of shares of common stock converted from the Series C Convertible Preferred Stock (the “Warrants”). We are offering an aggregate of 500,000 Units. It is essential that the documents be completed accurately. Please pay particular attention to the following points:

1.	Complete the following documents:

SUBSCRIPTION AGREEMENT: You must complete and sign the Subscription Agreement on page 8. If you are purchasing Units with your spouse, please indicate the form of ownership (e.g., joint tenants with right of survivorship, community property, or tenants-in-common) on the signature page and both of you must sign all documents.

CONFIDENTIAL PURCHASER QUESTIONNAIRE: If you are a U.S. individual, you must complete and sign the Confidential Purchaser Questionnaire for U.S. Individuals, which begins on page 9. If you are a U.S. corporation, partnership, trust or other entity, you must compete and sign the Confidential Purchaser Questionnaire for U.S. Organizations, which begins on page 17.

2.	Make payment in the amount of US $ 1.00 for each Unit you purchase by:

Check, from a U.S. bank only, payable to INNOVA ROBOTICS & AUTOMATION, INC. which should accompany your subscription documents; or

3.	Return your subscription documents to:

Innova Robotics & Automation, Inc.
15870 Pine Ridge Road, Unit 3
Fort Myers, FL 33908
ATTN: Sheri Aws, Secretary

SUBSCRIPTION AGREEMENT

Innova Robotics & Automation, Inc.
15870 Pine Ridge Road, Unit 3
Fort Myers, FL 33908
ATTN: Sheri Aws, Secretary

Gentlemen:

1. Pursuant to the terms of the offer made by Innova Robotics & Automation, Inc. (“INRA” or the “Company”), the undersigned hereby tenders this subscription and applies for the purchase of the number of units (the “Units”) of securities (the “Securities”), each unit consisting of one (1) share of Innova Robotics & Automation, Inc.’s Series C Convertible Preferred Stock, par value $.001 per share (the “Shares”) and common stock purchase warrants exercisable into the number of shares of common stock that the Shares are ultimately converted into for a period of five years following the conversion of the Shares, set forth on the signature page of this agreement at a purchase price of US $1.00 per Unit.

The Company is offering up to 500,000 Units (the “Offering”) for an aggregate of $500,000. The minimum number of Units that must be purchased by each investor is one (1) Unit. The Company will continue to offer shares until it decides to terminate the Offering. There is no minimum amount of the offering and subscriptions will be accepted as they are received.

The subscriber is sending: (1) an executed copy of this Subscription Agreement, (2) a completed copy of the appropriate Confidential Purchaser Questionnaire (for U.S. Individuals or Organizations only), and (3) either a check from a U.S. bank only made payable to “Innova Robotics & Automation, Inc.” for the full amount of the purchase price for the Shares for which the undersigned is subscribing, to:

Innova Robotics & Automation, Inc.
15870 Pine Ridge Road, Unit 3
Fort Myers, FL 33908
ATTN: Sheri Aws, Secretary

2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(a) The undersigned has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested;

(b) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

(c) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Securities;

(d) The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S with respect to non-U.S. purchasers and Rule 506 of Regulation D with respect to U.S. purchasers is applicable to the offer and sale of the Securities, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire referred to above;

(e) Except as set forth herein, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned;

(f) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

(g) Regulation S (only with respect to purchasers that are non-U.S. Persons).

(i) The undersigned understands and acknowledges that (A) the Securities acquired pursuant to this Subscription Agreement have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in this Subscription Agreement between the Company and the undersigned, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

(ii) (A) The undersigned is not a U.S. person and is not acquiring the Securities for the account of any U.S. person; (B) if a corporation, it is not organized or incorporated under the laws of the United States; (C) if a corporation, no director or executive officer is a national or citizen of the United States; and (D) it is not otherwise deemed to be a “U.S. Person” within the meaning of Regulation S.

(iii) The undersigned, if not an individual, was not formed specifically for the purpose of acquiring the Securities purchased pursuant to this Subscription Agreement.

(iv) The undersigned is purchasing the Securities for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities. The undersigned understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

(v) The undersigned will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Securities only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Subscription Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

(vi) The offer leading to the sale evidenced hereby was made in an “offshore transaction.” For purposes of Regulation S, the undersigned understands that an “offshore transaction” as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States.

(vii) Neither the undersigned nor any affiliate of the undersigned or any person acting on its behalf, has made or is aware of any “directed selling efforts” in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased hereby.

(viii) The undersigned understands that the Company is the seller of the Securities which are the subject of this Subscription Agreement, and that, for purpose of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person.

(ix) The undersigned acknowledges that the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

(h) Regulation D (only with respect to Purchasers that are U.S. Persons).

(i) The undersigned understands and acknowledges that (A) none of the Securities have been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Rule 506 of Regulation D under the Securities Act; (B) the Securities are and will be “restricted securities”, as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act; (C) the Securities may not be sold or otherwise transferred unless they have been first registered under the Securities Act and/or all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; and (D) other than as set forth in this Subscription Agreement between the Company and the undersigned, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

(ii) The undersigned will not sell or otherwise transfer any of the Securities, or any interest therein, unless and until (A) said Securities shall have first been registered under the Securities Act and/or all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

(iii) The undersigned is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the undersigned’s right, subject to the provisions of this Subscription Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration.

(iv) At the time the undersigned was offered the Securities, it was, and at the date hereof it is, and it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(v) The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

(vi) The undersigned is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(vii) The undersigned understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering thereof, or made any finding or determination as to the appropriateness of the Securities for investment.

(viii) The undersigned understands that the certificates representing the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(i) The undersigned is not a broker dealer or an affiliate of a broker dealer.

*     *     *

JURISDICTIONAL NOTICES

FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS AS PROVIDED BY RULE 506 OF REGULATION D. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND TRANSFER OF ALL SUCH SHARES ARE RESTRICTED BY THE TERMS OF THIS AGREEMENT AND IN COMPLIANCE WITH RULE 506 OF REGULATION D UNDER THE ACT.

*     *     *

3. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

4. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor’s subscription.

5. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

6. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

7. Except as provided in paragraphs 3 and 4 above, this Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

8. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

9. The undersigned agrees that in addition to any other restriction that may be imposed on the sale or transfer of the Securities under the Securities Act, the undersigned shall not sell, transfer, pledge or assign the Securities or any interest in the Securities for a period of one (1) year from the date the Securities are issued to the undersigned. The certificate for the Securities will bear a legend referring to this restriction on transfer.

10. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth in the Confidential Purchaser Questionnaire referred to above; and if to the Company, to Innova Robotics & Automation, Inc., 15870 Pine Ridge Road, Unit 3, Fort Myers, FL 33908, Attention: Secretary, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

[ SIGNATURE PAGE FOLLOWS ]

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of _________________ 2007.

Number of Units Subscribed for @ $1.00 per Unit: __________________

Organization Signature: ____________________________________ Print name of Organization By:_________________________________ Name: Title: ☐“U.S. Person” ☐“Non-U.S. Person” (Check box that applies)
Individual Signature:

____________________________________
Signature
____________________________________
Print Name       ¯ (Check box that applies)

     ☐ “U.S. Person”     ☐“Non-U.S. Person”

Additional Signature of Joint Owner:

____________________________________
Signature
____________________________________
Print Name      ¯ (Check box that applies)

     ☐ “U.S. Person”     ☐“Non-U.S. Person”

(All Subscribers should please print information below exactly as you wish it to appear in the records of the Company)

____________________________________	____________________________________
Name	Social Security Number of Individual
or other Taxpayer I.D. Number

Address:	Address for notices if different:

____________________________________	____________________________________
Number and Street	Number and Street

____________________________________	____________________________________
City State Zip Code	City State Zip Code

Please check the box to indicate form of ownership (if applicable):
tenants-in-common ☐ (Both Parties must sign above)	joint tenants with right of survivorship ☐ (Both Parties must sign above)	community property ☐ (Both Parties must sign above)

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted by Innova Robotics & Automation, Inc. this ____ day of ________________________, 2007, for ____________________________________ Securities.

Innova Robotics & Automation, Inc.

By: _____________________________
Its: ______________________________

CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR U.S. INDIVIDUALS

(COMPLETE ONLY IF YOU ARE A U.S. INDIVIDUAL)

Purpose of this Questionnaire

The offer and sale of Units of Securities (the “Securities”), consisting of one (1) share of Series C Convertible Preferred Stock, par value $.001 per share (the “Shares”) of Innova Robotics & Automation, Inc. (“INRA” or the “Company”) are being offered at a purchase price of US $1.00 per Unit, without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the limited offering exemptions contained in Section 4(2) and/or in Rule 506 of Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws. This offering is being made to an unlimited number of “accredited investors” as that term is defined in Rule 501 of Regulation D. The Company must determine that each individual is an “accredited investor” as defined in such Rule 501 before selling (or, in some states, offering) Securities to such individual. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Securities or any other security.

THE COMPANY WILL NOT OFFER OR SELL SECURITIES TO ANY U.S. INVESTOR WHO HAS NOT DULY COMPLETED A CONFIDENTIAL PURCHASER QUESTIONNAIRE.

Instructions

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Innova Robotics & Automation, Inc. Please contact Sheri Awes by phone at (239) 466-0488 or by e-mail at saws@innovaroboticsautomation.com if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

1.	Name and Address. Please provide the following personal information:

Name: ___________________________________________ Age: ________________

Residence Address
(including Zip Code): ____________________________________________________

Business Address
(including Zip Code): ____________________________________________________

Telephone:  Residence: ______________________ Business: _____________________

Preferred Mailing Address:      ☐   Residence              ☐   Business

2.	Accredited investor status. Please answer Question 2 by marking the appropriate box below.

(i)
Did your individual annual income during each of the last two years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000, or did your joint annual income (together with your spouse) during each of the last two years exceed $300,000 and do you expect your joint annual income during the current year to exceed $300,000? (1)

☐      ☐
Yes                                 No

(ii)	If the answer to the preceding questions was no, does your individual or joint (together with your spouse) net worth exceed $1,000,000?

☐      ☐
Yes                                 No

(iii)	If your answer to Questions 2 (i) and 2 (ii) was no, are you an executive officer or director the Company?

☐      ☐
Yes                                 No

3.	Citizenship. If you are not a citizen of the United States of America, please indicate your citizenship:

4.	Bank References (please include name and address of Bank and name of an officer):

(1)
For this purpose, a person’s income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deductions for a portion of long term capital gains (Section 1202 of the Internal Revenue Code, as amended (the “Code”)); (b) any deduction for depletion (Section 611 et seq. of the Code; (c) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership allocated to the individual (Schedule E of Form 1040).

5.	Attorney (Name, Firm and Address):

6.	Accountant (Name, Firm and Address):

7.
NASD Affiliation (Please include the firm name and address of each NASD member firm, if any, with which you are affiliated or associated, and the nature of your affiliation or association or, if none, please so indicate):

8.	Investor Suitability Information

Occupation or Profession: __________________________________________________________________

Nature of Business: _______________________________________________________________________

Name of Employer: ________________________________________________________________________

Address: _______________________________________________________________________________
(Street)
_______________________________________________________________________________________
(City)    (State)    (Zip Code)

Office Telephone Number: _________________________________
(Area Code)                   (Number)

Current Position or Title: ____________________________________________________________________

Period Employed: _________________________________________________________________________

If not employed or self-employed, give name and telephone number of person to contact to verify income, and your relationship to such person:

(Name)	(Area Code) (Number)

(Relationship)

Other employment during the past five years (employer, position or title, principal responsibilities and years of service):

Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

☐      ☐
Yes                                 No

Please-briefly describe the basis of your knowledge and experience:

9.	Net Worth Statement Excluding Home, Furnishings and Automobiles

ASSETS		LIABILITIES
Liquid:		Current	$_________
Cash or Equivalent	$_________	Long Term	$_________
Marketable Securities	$_________	TOTAL LIABILITIES:	$_________
Other Liquid Assets	$_________ (1)
Non-Liquid:
Restricted Securities	$_________ (2)
Real Estate	$_________ (Exclude Home) (3)
Other Non-Liquid Assets	$_________ (4)
TOTAL ASSETS:	$_________	NET WORTH:	$_________

(1) Identify:

(2) Identify:

(3) Value of home, furnishing, and autos (less related debt or mortgages):

(4) Identify:

10.	2005 Individual Gross Income: _____________________________________________

11.	2005 Gross Income Earned by Spouse: _______________________________________

12.	2006 Individual Gross Income: _____________________________________________

13.	2006 Gross Income Earned by Spouse: _______________________________________

14.	Anticipated 2007 Individual Gross Income: ____________________________________

15.	Anticipated 2007 Gross Income Earned by Spouse: ______________________________

16.	Do you anticipate that your current level of income will change in the foreseeable future and, if so, when and to what level do you expect it to change?

17.	Indicate the extent of your involvement in the following types of investments:

Primary	Year(s)	Number of	Total Dollar
Investment Purpose	Purchased	Investments	Commitment

Equity Investments in Banks	_____________	____________	$____________
Other Stocks	_____________	____________	$____________
Corporate Bonds or Debentures	_____________	____________	$____________
Tax Shelter Real Estate	_____________	____________	$____________
Other Investment Real Estate	_____________	____________	$____________
Other (Specify)	_____________	____________	$____________

How many of the above were sold in a “private placement”? ____________________

18.	Other than listed above, describe investments you have made in the past (stocks, bonds, annuities, etc.):

19.	Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities?

☐      ☐
Yes                                 No

If yes, please indicate type and amount:

20.	Are there any suits outstanding or litigation or claims pending against you which could adversely and materially affect your financial condition?

☐      ☐
Yes                                 No
If yes, provide details:

21.	Do you understand the nature of the Investment and the risks involved?

☐      ☐
Yes                                 No

22.	Do you understand that there is no assurance of any financial return on this Investment and that you run the risk of losing your entire Investment?

☐      ☐
Yes                                 No

23.	By signing this Questionnaire I hereby confirm the following statements:

(a)
I am aware that the proposed offering of Securities will involve “restricted securities,” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred without having first been registered under all the applicable federal and state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer under all applicable federal and state securities laws.

(b)
I acknowledge that any delivery to me of the accompanying subscription documents and all materials included therein (the “Offering Materials”) relating to the Securities prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return the Offering Materials to the Company upon request.

(c)	My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

_____________________________________
(Printed Name)

_____________________________________
(Signature)

Date and Place Executed:

Date: __________________________________

Place: __________________________________

CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR U.S. ORGANIZATIONS

(COMPLETE ONLY IF YOU ARE A U.S. ORGANIZATION)

Purpose of this Questionnaire

The offer and sale of Units of Securities (the “Securities”), consisting of five hundred (500) shares of Series C Convertible Preferred Stock, par value $.001 per share (the “Shares”) of Innova Robotics & Automation, Inc. (“INRA” or the “Company”) are being offered at a purchase price of US $ 500 per Unit, without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the limited offering exemptions contained in Section 4(2) and/or in Rule 506 of Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws. This offering is being made to an unlimited number of “accredited investors” as that term is defined in Rule 501 of Regulation D. The Company must determine that each organization is an “accredited investor” as defined in such Rule 501 before selling (or, in some states, offering) Securities to such organization. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Securities or any other security.

THE COMPANY WILL NOT OFFER OR SELL SECURITIES TO ANY U.S. CORPORATION, U.S. TRUST, U.S. PARTNERSHIP OR SIMILAR U.S. ENTITY UNLESS A QUESTIONNAIRE HAS BEEN DULY COMPLETED ON BEHALF OF SUCH ENTITY.

Instructions

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Innova Robotics & Automation, Inc. Please contact Steve Fleming, attorney for the Company by phone at (212) 930-9700 or by e-mail at sfleming@srff.com if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

As used in this Questionnaire, the term “Organization,” unless otherwise indicated, refers to any corporation, trust, partnership or other association or similar entity which may purchase Securities.

1.	Name and address. Please print or type the following information about the Organization:

Name of Organization: ________________________________________________

Address of Principal Office: ____________________________________________
(including Zip Code)
__________________________________________________________

Telephone No. (_______)______________________________________________

Type of Organization (e.g., corporation, trust, limited partnership, general partnership)

__________________________________________________________

Date of Formation or Incorporation _______________________________________

State of Formation or Incorporation _______________________________________

2.
Information regarding beneficial owners and principals. Please provide the names, addresses, positions or titles, ages and citizenship of all beneficial owners of equity securities, executive officers, trustees or general partners authorized to act with respect to investments by the Organization generally.

Name	Address	Position or Title	Age	Citizenship

3.	Business description. Please describe the business of the Organization.

4.	Authority. Please provide the following information concerning the Organization’s authority to subscribe for the purchase of Securities.

4.1. The name(s) of the officer(s), trustee(s) or partner(s) of the Organization who is (are) authorized to subscribe for the purchase of Securities and who will be effecting the purchase.

4.2. Indicate by check mark whether permission or authorization from any person other than those listed in the answer to Question 4.1 is necessary in order for the Organization to effect the purchase of the Securities.

☐      ☐
Yes                                 No

4.3 If the answer to Question 4.2 is “yes,” please provide the following additional information:

4.3.1. Identify all such persons from whom such permission or authorization is necessary.

4.3.2. Indicate by check mark whether such permission or authorization has been obtained.

☐      ☐
Yes                                 No

4.3.3. Indicate when such permission or authorization was obtained. (A copy of such authorization must be submitted not later than the date of execution of a Subscription Agreement relating to the purchase of Securities. In addition, the Company may, in its sole discretion, require that an opinion of counsel, satisfactory to the Company, be submitted with respect to the authorizations referred to in the Question 4.)

4.3.4. If the answer to Question 4.3.2 is “no,” indicate what steps are being taken to obtain such authorization.

5.	Accredited Investor status. Please answer Question 5.1 by marking the appropriate box below.

5.1	Please answer “Yes” if the organization qualifies as any one of the following:

(a)
any of the types of entities defined in Rule 501 (a) (1) of Regulation D pursuant to the rules and regulations of the Securities and Exchange Commission, (that is, any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.)

(b)	a private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940,

(c)
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000, or

(d)
any trust not formed for the specific purpose of acquiring the Securities, has total assets in excess of $5,000,000 and whose purchase is directed by a “sophisticated person,” as that term is defined in Rule 506(b)(2)(ii) of Regulation D. (IF YOU ANSWER “YES” TO THIS SECTION 5.1(d), PLEASE PROCEED TO QUESTION 6), or

(e)
any organization in which all of the equity owners either (1) have an individual or joint net worth (together with owners spouse) in excess of $1,000,000 or (2)(A) expect to have an annual income during this year, and represent that he/she had an annual income during each of the last two years in excess of $200,000 and expect to have an annual income during the current year to be in excess of $200,000 or (B) expect to have a joint annual income (together with owners spouse) during this year, and represent that they had joint annual income during each of the last two years in excess of $300,000. (IF YOU ANSWER “YES” TO THIS SECTION 5.1(e), EACH EQUITY OWNER MUST COMPLETE A “CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR U.S. INDIVIDUALS”.)

☐      ☐
Yes                                 No

IF YOU ANSWER “YES” TO QUESTION 5.1(a), (b), (c) or (e), PLEASE PROCEED TO QUESTION 7.

6.	Sophistication of decision-maker. Each person whose name appears in the answer to Question 4.1 above must answer Questions 6.1, 6.2, 6.3 and 6.4.

Name of Person Answering Question 6: ___________________________________________________

6.1. Please list all the educational institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) (if any) obtained from each.

From	To	Institution	Degree

6.2. Please provide the following information concerning your business experience:

6.2.1. Indicate your principal business experience or other occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)

From	To	Name and Address of Employer	Position

6.2.2. Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question 6.2.1. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

6.2.3. Describe any significant business you engage or intend to engage in other than as specified above.

6.3. Please provide the following information concerning your financial experience:

6.3.1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience

Marketable Securities

Government Securities Municipal (tax-exempt) securities

Stock Options

Commodities

Real Estate Programs

Securities for which no market exists

Limited Partnerships

Tax Deferred Investments Generally

6.3.2. For those investments for which you indicated “substantial experience” above, please answer the following additional questions by checking the appropriate box:

A.	Do you make your own investment decisions with respect to such investments?

☐ Always	☐ Frequently

☐ Usually	☐ Rarely

B.	What are your principal sources of investment knowledge or advice?

(You may check more than one.)

☐ First hand experience with industry

☐ Financial publication(s)

☐ Trade or industry publication(s)

☐ Banker(s)

☐ Broker(s)

☐ Investment Adviser(s)

☐ Attorney(s)

☐ Accountant(s)

6.3.3. Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash)	______ Yes	______ No	Number of years	_______

Securities (margin)	______ Yes	______ No	Number of years	_______

Commodities	______ Yes	______ No	Number of years	_______

6.4. Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of an enterprise such as the Company.

7.	Bank references (please include name and address of Bank and name of an officer):

8.	Attorney (Name, Firm and Address):

9.	Accountant (Name, Firm and Address):

10.
NASD Affiliation  (Please include the firm name and address of each NASD member, if any, with which you are affiliated or associated, and the nature of your affiliation or association or, if none, please so indicate):

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11.	By signing this Questionnaire the undersigned hereby confirms the following statements:

(a)
I(We) am(are) aware that proposed offering of the Securities will involve “restricted securities,” as this term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred unless they have first been registered under all applicable federal and state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer under all applicable federal and state securities laws.

(b)
I (We) acknowledge on behalf of the Organization named below that any delivery to such Organization of the accompanying subscription documents and all materials included therein (the “Offering Materials”) relating to the Securities prior to the determination by the Company of the suitability of the Organization as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and that the Offering Materials shall be returned promptly to the Company upon request.

(c)	The foregoing statements are true and accurate to the best of my (our) information and belief and the Company will be notified promptly of any changes in the foregoing answers.

If additional signature is required:	___________________________________
Print Name of Organization

By: ___________________________________	By: ___________________________________
Signature of Officer, Trustee or Partner	Signature of Officer, Trustee or Partner

___________________________________	___________________________________
Print Name of Officer, Trustee or Partner	Print Name of Officer, Trustee or Partner

Date and Place Executed:

Date: _______________________________________

Place: _______________________________________